UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): July 18, 2001

                         WATERFORD GAMING FINANCE CORP.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)

             Delaware              333-17795-01          06-1485836
         ------------------      ----------------     ----------------
         (State or other         (Commission File     (I.R.S. Employer
          jurisdiction of            Number)           Identification
          incorporation or                             Number)
          organization)

                   914 Hartford Turnpike
                       P.O. Box 715
                       Waterford, CT                       06385
          ---------------------------------------       -----------
          (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code: (860)442-4559


Item 5.

     On July 18, 2001, the Mohegan Tribal Gaming Authority (the "Authority") has filed a press release report on Form 8-K for the quarter ended June 30, 2001, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.

     On July 23, 2001, the Authority has filed an amended annual report on Form 10-K/A for the year ended September 30, 2000, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-K/A, Securities and Exchange Commission file reference no. 033-80655.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 WATERFORD GAMING FINANCE CORP.



Date: July 27, 2001              By:/s/Len Wolman
                                       Len Wolman, Chief Executive Officer